SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Second Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF ANNUAL SHAREHOLDERS MEETING
PROXY STATEMENT
COMMON STOCK PERFORMANCE GRAPH
PROPOSAL 1
TO ELECT DIRECTORS
PROPOSAL 2
TO ADOPT THE SECOND BANCORP INCORPORATED 2003 EQUITY OWNERSHIP PLAN
PROPOSAL 3
TO RATIFY APPOINTMENT OF AUDITORS
ATTACHMENT A

108 Main Avenue, S.W.
Warren, Ohio 44481

March 7, 2003

NOTICE OF ANNUAL SHAREHOLDERS MEETING

TO THE SHAREHOLDERS OF SECOND BANCORP INCORPORATED:

     Notice is hereby given that the Annual Meeting of Shareholders of Second Bancorp Incorporated will be held in Room 117 of the Technology Building, Kent State University — Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio on Thursday, April 17, 2003, at 2:00 p.m. A map indicating the location of the Annual Meeting can be found on the back cover of this combined Notice and Proxy Statement. The purposes of the Annual Meeting will be:

1.	To elect two (2) directors of the Corporation to serve in Class II of the board until the 2004 Annual Meeting of Shareholders or until resignation or removal and to elect five (5) directors of the Corporation to serve in Class I of the board until the 2005 Annual Meeting of Shareholders or until resignation or removal;

2.	To consider adoption of the Second Bancorp Incorporated 2003 Equity Ownership Plan;

3.	To ratify the appointment of Ernst & Young LLP as the independent certified public accountants of Second Bancorp Incorporated for 2003; and

4.	To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed February 21, 2003 as the record date for the meeting. Only those shareholders of record as of the close of business on that date are entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU CONTEMPLATE ATTENDING THE ANNUAL SHAREHOLDERS MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. ATTENDANCE AT THE MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

     YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY NOTICE IN WRITING DELIVERED TO THE SECRETARY OF SECOND BANCORP OR BY EXECUTION OF A LATER DATED PROXY. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

     A Proxy Statement for the Annual Meeting of Shareholders is submitted herewith.

Christopher Stanitz Secretary of Second Bancorp Incorporated

108 Main Avenue, S.W.
Warren, Ohio 44481

March 7, 2003

PROXY STATEMENT

     The Annual Meeting of Shareholders (the “Annual Meeting”) of Second Bancorp Incorporated (“Second Bancorp”, the “Company”, or the “Corporation”), will be held Thursday, April 17, 2003, at 2:00 p.m. in Room 117 of the Technology Building, Kent State University — Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio. A map indicating the location of the Annual Meeting can be found on the back cover of this combined Notice and Proxy Statement. This Proxy Statement is being mailed on or about March 7, 2003.

     A proxy card for use at the Annual Meeting accompanies this Proxy Statement and is solicited by Second Bancorp’s Board of Directors. You may use your proxy card if you are unable to attend the Annual Meeting in person or wish to have your common shares voted by proxy even if you do attend the Annual Meeting. Without affecting any vote previously taken, you may revoke your proxy at any time prior to its exercise by notice in writing delivered to the secretary of Second Bancorp, by execution and delivery to Second Bancorp of a later-dated proxy prior to the Annual Meeting, or by attending the Annual Meeting and withdrawing your proxy in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

     The solicitation of proxies will be made by mail except for any incidental solicitation by officers and representatives of Second Bancorp by personal contact or by telephone. Second Bancorp will bear the cost of the solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of Second Bancorp. Georgeson Shareholder Communications Inc. has been engaged to assist with soliciting proxies on behalf of Second Bancorp’s Board of Directors. Georgeson’s engagement includes: advance review of proxy material; dissemination of broker search cards; distribution of proxy material; solicitation of broker, bank and institutional holders and delivery of executed proxies. The anticipated cost of those services is $5,000.

COMMON STOCK OUTSTANDING

     Only those shareholders of record at the close of business on February 21, 2003 will be entitled to vote at the Annual Meeting. As of the record date for the Annual Meeting there were 9,642,154 shares of common stock outstanding of which 9,590,630 shares are entitled to vote. The remaining 51,524 shares are held by The Second National Bank of Warren (“Second National Bank” or “Bank”), Second Bancorp’s wholly owned subsidiary, in certain fiduciary capacities and cannot be voted. Trust preferred securities issued by Second Bancorp Capital Trust I in 2001 are non-voting securities and, consequently, not entitled to participate in the Annual Meeting of Shareholders.

VOTING OF COMMON STOCK

     Each share of common stock of Second Bancorp entitles the holder thereof to one vote on each matter to be submitted to the shareholders at the Annual Meeting. If written notice is given by any shareholder to the president, a vice-president, or the secretary of Second Bancorp before 2:00 p.m. on April 15, 2003, that the shareholder desires cumulative voting for the election of directors, and if announcement of the giving of that notice is made upon the convening of the Annual Meeting by the chairman or the secretary of the meeting or by or on behalf of the shareholder giving the notice, shareholders will have the right to cumulate their voting power in voting for directors. If cumulative voting is invoked, each shareholder will have votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, and will be entitled to distribute those votes among the candidates in whatever manner the shareholder sees fit. If cumulative voting is invoked, as described above, the enclosed proxy card would grant discretionary authority to the proxy holders named therein to cumulate votes and to distribute the votes among the candidates.

     The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum for the Annual Meeting. Shares of common stock represented by signed proxies will be counted toward the establishment of a quorum on all matters even though they are marked “Abstain,” “Against” or “Withhold Authority.” Broker/dealers who hold their customers’ common stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common stock and may vote such common stock on routine matters, which, under such rules, typically include the election of directors. However, broker/dealers may not vote such common stock on “non-discretionary” matters, which would include the proposal to adopt the 2003 Equity Ownership Plan, without specific instructions from the customer who owns such common stock. Proxies signed and submitted by broker/dealers which have not been voted on the matters as described in the previous sentence are referred to as “broker non-votes,” and such proxies count toward the establishment of a quorum.

SECURITY OWNERSHIP

     The following table furnishes information regarding the record and beneficial ownership of shares of common stock, no par value, of Second Bancorp as of the record date, for each of the current directors, each of the nominees for election or re-election as a director, each of the Named Officers (as defined below), all directors and executive officers as a group and each person known to Second Bancorp to beneficially own more than five percent of the outstanding shares of common stock.

	Name of Record	Shares and Nature		Percent
Title of Class	or Beneficial Owner	of Beneficial Ownership		of Class (1)

Common Stock	Second National Bank of Warren	840,254	(2)	8.28%
	108 Main Avenue, S.W.
	Warren, Ohio 44481
Common Stock	Cloyd J. Abruzzo	11,234	(3)	—
Common Stock	Dr. David A. Allen, Jr	6,000	(4)	—
Common Stock	John A. Anderson	24,314	(5)	—
Common Stock	Diane C. Bastic	78,666	(6)	—
Common Stock	R. L. (Rick) Blossom	104,236	(7)	1.03%
Common Stock	Lynette M. Cavalier	2,000	(8)	—
Common Stock	Myron Filarski	26,139	(9)	—
Common Stock	Norman C. Harbert	14,425	(10)	—
Common Stock	James R. Izant	443,256	(11)	4.37%
Common Stock	Phyllis J. Izant	339,981	(12)	3.35%
Common Stock	David L. Kellerman	52,118	(13)	—
Common Stock	John L. Pogue	7,757	(14)	—
Common Stock	Christopher Stanitz	68,403	(15)	—
Common Stock	Raymond J. Wean, III	12,685	(16)	—
Common Stock	Second Bancorp's executive	1,483,613	(17)	14.62%
	officers and directors as a group
	(21 persons)

(1)	Represents ownership of less than 1% of the outstanding shares of common stock plus options currently exercisable or exercisable within 60 days of the record date, unless otherwise indicated.

(2)	Shares held beneficially as of the record date (as indicated on an SEC Schedule 13G, a copy of which was delivered to the Company) in fiduciary capacity for various trust customers of Second National Bank. None of the beneficial owners through Second National’s Trust Department individually owns or controls five percent or more of the voting securities of the Company.

(3)	Includes 5,000 shares of stock to which Mr. Abruzzo has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date. In addition, Mr. Abruzzo owns 3,000 shares of non-voting trust preferred securities issued by Second Bancorp Capital Trust I in September 2001.

(4)	Includes 5,000 shares of stock to which Mr. Allen has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(5)	Includes 5,000 shares of stock to which Mr. Anderson has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(6)	Includes 15,787 shares of stock held for Ms. Bastic’s benefit in the Company’s Savings Plan, and 61,100 shares of stock to which Ms. Bastic has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(7)	Includes 4,849 shares of stock held for Mr. Blossom’s benefit in the Company’s Savings Plan, and 91,500 shares of stock to which Mr.Blossom has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(8)	Includes 1,000 shares of stock to which Ms. Cavalier has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(9)	Includes 1,138 shares of stock held for Mr. Filarski’s benefit in the Company’s Savings Plan, and 18,500 shares of stock to which Mr. Filarski has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(10)	Includes 5,000 shares of stock to which Mr. Harbert has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(11)	Includes 5,000 shares of stock to which Mr. Izant has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date and 1,931 shares held in trust for a minor and 1,134 shares held in an IRA for Mr. Izant’s benefit.

(12)	Includes 5,000 shares of stock to which Ms. Izant has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(13)	Includes 4,174 shares of stock held for Mr. Kellerman’s benefit in the Company’s Savings Plan, and 47,700 shares of stock to which Mr. Kellerman has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(14)	Includes 5,000 shares of stock to which Mr. Pogue has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date and 446 shares of stock held in a SEP IRA for Mr. Pogue’s benefit. Mr. Pogue also owns 7,500 shares of non-voting trust preferred securities issued by Second Bancorp Capital Trust I in September 2001.

(15)	Includes 2,539 shares of stock held for Mr. Stanitz’s benefit in the Company’s Savings Plan, and 60,900 shares of stock to which Mr. Stanitz has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date.

(16)	Includes 5,000 shares of stock to which Mr. Wean has the right to acquire beneficial ownership upon the exercise of options currently exercisable or exercisable within 60 days of the record date, 990 shares owned by Mr. Wean’s wife and 990 shares owned for the benefit of a minor child.

(17)	Officer and director shareholdings include 508,600 shares of stock subject to outstanding stock options currently exercisable or exercisable within 60 days of the record date. Figure includes all directly owned shares and all shares deemed beneficially owned by individuals in the officer and director group, whether or not disclaimed by the officer or director in question.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Second Bancorp’s directors, its executives and certain other officers and any persons holding more than ten percent of any class of Second Bancorp security are required to report on a timely basis their ownership of Second Bancorp securities and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) under Section 16(a) of the Securities Exchange Act of 1934 and to Nasdaq. Second Bancorp is required to report in this Proxy Statement any failure to make a required filing on a timely basis. Based solely upon upon the written representations of its incumbent directors and officers and a review of copies of reports known by the Company to have been filed with the SEC, all required filings were made on a timely basis during 2002 with the exception of Named Officer Christopher Stanitz’s failure to timely report the May 6, 2002 unintended sale of 2,047 shares of Second Bancorp common stock from his employee savings account.

EXECUTIVE COMPENSATION

     Under proxy rules and regulations promulgated by the Securities and Exchange Commission, publicly held corporations are required to disclose to their shareholders certain information concerning, or deemed relevant to, compensation paid to its Named Officers (as defined in the next sentence) and to present that information in tabular and graphic form. The first table contains a summary of annual and long-term compensation for services in all capacities to

     Second Bancorp and its subsidiary for calendar years 2002, 2001 and 2000 to those persons who were, at December 31, 2002, (i) the chief executive officer and (ii) the four other most highly compensated executive officers of Second Bancorp and its subsidiaries (the “Named Officers”).

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
		Annual Compensation
					Securities
Name and				Other	Underlying	All
Principal				Annual	Option	Other
Position	Year	Salary	Bonus (1)	Comp. (2)	Awards	Compensation (3)

R. L. (Rick) Blossom,(4)	2002	$438,125	$231,000	NA	34,000	$15,568
Chairman, President	2001	$420,824	$219,406	NA	37,500	$14,841
and Chief Executive	2000	$400,000	$150,000	NA	10,000	$272,221 (5)
Officer of Second
Bancorp and Second
National Bank
David L. Kellerman,	2002	$192,500	$93,363	NA	20,000	$6,938
Treasurer of Second	2001	$180,833	$89,031	NA	22,500	$3,331
Bancorp and Executive	2000	$150,065	$30,800	NA	10,000	$4,270
Vice President, Chief
Financial Officer and
Director of Second
National Bank
Christopher Stanitz,	2002	$155,000	$71,663	NA	20,000	$9,109
Executive Vice President	2001	$144,400	$66,937	NA	22,500	$5,902
and Secretary of	2000	$129,733	$25,641	NA	10,000	$5,575
Second Bancorp and
Senior Vice President
of Second National Bank
Myron Filarski,	2002	$138,833	$73,500	NA	12,000	$9,463
Executive Officer of	2001	$126,125	$68,661	NA	15,000	$5,472
Second Bancorp and	2000	$115,584	$22,426	$19,845 (6)	8,000	$875
Senior Vice President
of Second National Bank
Diane C. Bastic,	2002	$136,750	$60,813	NA	12,000	$8,800
Executive Officer of	2001	$128,433	$59,619	NA	15,000	$7,387
Second Bancorp and	2000	$119,033	$23,331	NA	8,000	$7,331
Senior Vice President
of Second National Bank

(1)	Includes amounts earned for the indicated year but actually paid during February of the following year.

(2)	Proxy Rules require disclosure of Other Annual Compensation if it exceeds, in the aggregate, the lesser of $50,000 or 10% of the Named Officer’s total base salary and bonus for the year in question.

(3)	Amounts reported for 2002 include the sum of the Company’s contributions on behalf of each of the Named Officers under the Company’s employee savings plan ($8,250, $5,176, $8,250, $8,250, and $7,071 respectively for Blossom, Kellerman, Stanitz, Filarski and Bastic) and executive long term disability plan ($7,318, $1,762, $859, $1,213, and $1,729 respectively for those individuals).

(4)	Mr. Blossom joined the Company as President on December 6, 1999, assumed the added responsibilities of Chief Executive Officer on May 9, 2000 and Chairman on May 8, 2001.

(5)	Includes for 2000, $4,700 in Company match under the employee savings plan, $3,271 in Company contribution under the executive long term disability plan, $14,250 in moving and relocation expenses and $250,000 paid to Mr. Blossom in compensation for foregone benefits from his former employment (see the “Certain Agreements with Executive Officers” section of this proxy statement for additional detail).

(6)	Includes $10,376 in club and social dues and $9,469 in supplemental executive medical insurance coverage paid on Mr. Filarski’s behalf.

OPTION GRANTS DURING 2002

     Second Bancorp’s Amended 1998 Non-Qualified Stock Option Plan (the “NQSO Plan”) was approved by action of the Company’s shareholders at the May 12, 1998 Annual Meeting, amended by action of the Company’s board of directors on January 25, 2001 and further amended by action of the Company’s shareholders at the April 18, 2002 Annual Meeting. The following table contains information on non-qualified stock options granted during 2002 to the Named Officers and their potential realizable value.

	Number of				Potential Realizable Value
	Securities	% of Total			at Assumed Annual Rates
	Underlying	Options			of Stock Price Appreciation
	Options	Granted to	Exercise or	Expiration	for Option Term
Name	Granted (1)	Employees (2)	Base Price (3)	Date (4)	5%	10%

R. L. Blossom	34,000	22.2%	$23.265	2/10/12	$497,454	$1,260,652
D. L. Kellerman	20,000	13.1%	$23.265	2/10/12	$292,620	$741,560
C. Stanitz	20,000	13.1%	$23.265	2/10/12	$292,620	$741,560
M. Filarski	12,000	7.8%	$23.265	2/10/12	$175,572	$444,936
D. C. Bastic	12,000	7.8%	$23.265	2/10/12	$175,572	$444,936
ALL COMMON SHAREHOLDERS	NA	NA	NA	NA	$141,074,355	$357,511,786

(1)	The reported stock options were granted February 11, 2002, are for a ten-year term and were not exercisable until February 11, 2003.

(2)	Options granted to non-employee directors under the NQSO Plan are excluded from the calculation.

(3)	The exercise or base price of each awarded option is equal to the mean of the “bid” and “ask” price of the Corporation’s common stock on the date the option was granted.

(4)	Notwithstanding the stated expiration date, all stock options held by an individual terminate if that person ceases to be an employee for any reason other than death, disability or retirement. By terms of the NQSO Plan, in the event of death, disability or retirement options must be exercised by the recipient or, as the case may be, by the recipient’s representative no later than the earlier of the expiration date of the option or the third anniversary date of the event.

AGGREGATE OPTION EXERCISES IN 2002 AND
YEAR-END OPTION VALUES

     The following table contains information on the value realized by the Named Officers during 2002 on their exercise of stock options and the number and value of unexercised stock options at year-end 2002. Except as reported herein, the Named Officers held no other equity-based compensation units outstanding at the end of 2002.

				Number of Securities
				Underlying Unexercised		Value of Unexercised
				Options at Year-End		In-The-Money Options
	Shares			2002 (1)		at Year-End 2002
	Acquired on		Value
Name	Exercise		Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

R. L. (Rick) Blossom(2)	0		$0	57,500	34,000	$516,714	$109,990
David L. Kellerman	22,500	(3)	$261,281	27,700	20,000	$83,284	$64,700
Christopher Stanitz	25,700	(4)	$311,954	40,900	20,000	$253,512	$64,700
Myron Filarski	21,500	(5)	$233,388	6,500	12,000	$60,825	$38,820
Diane C. Bastic	6,400	(6)	$62,477	49,100	12,000	$363,316	$38,820

(1)	Where appropriate, the number of options have been adjusted for stock splits.

(2)	Under the terms of his employment agreement with the Company (as further described in the “Certain Agreements with Executive Officers” section of this proxy statement), Mr. Blossom is entitled to receive performance restricted shares over a five year period. The number of shares receivable will be determined by the Company’s return on assets (ROA) and earnings per share (EPS) performance during that period.

(3)	22,500 share stock option with a base price of $14.4375 per share exercised April 22, 2002 on which date the price of the Company’s common stock was $26.05 per share ($261,281 value realized).

(4)	Includes a 3,200 share stock option with a base price of $13.438 per share exercised April 4, 2002 on which date the price of the Company’s common stock was $24.00 per share ($33,798 value realized); and a 22,500 share stock option with a base price of $14.4375 per share exercised May 6, 2002 on which date the price of the Company’s common stock was $26.80 per share ($278,156 value realized).

(5)	Includes a 15,000 share stock option with a base price of $14.4375 per share exercised April 22, 2002 on which date the price of the Company’s common stock was $26.05 per share ($174,188 value realized); an additional 2,500 share stock option with a base price of $22.719 per share exercised June 27, 2002 on which date the price of the Company’s common stock was $26.25 per share ($8,828 value realized); and a 4,000 share stock option with a base price of $13.657 per share exercised June 27, 2002 on which date the price of the Company’s common stock was $26.25 per share ($50,372 value realized).

(6)	6,400 share stock option with a base price of $13.438 per share exercised February 11, 2002 on which date the price of the Company’s common stock was $23.20 per share ($62,477 value realized).

EQUITY COMPENSATION PLAN INFORMATION

     The following table contains information as of year-end 2002 regarding the number of securities subject to outstanding options, warrants and rights, the weighted-average exercise price of such outstanding options, warrants and rights and the number of securities that remain available for issuance under the Company’s equity compensation plans:

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities to be	Weighted-average exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	options, warrants and	options, warrants and	(excluding securities
Plan Category	rights	rights	reflected in column (a))

Equity compensation plans approved by security holders	575,400 (1)	$20.8488	477,000
Equity compensation plans not approved by security holders	None	NA	22,420 (2)
Total	575,400	$20.8488	499,420 (3)

(1)	135,000 additional options were issued January 30, 2003 at an exercise price of $24.365 and 2,000 additional options were issued February 6, 2003 at an exercise price of $24.665.

(2)	Authorized but unissued shares under the Company’s 1997 Restricted Stock Plan.

(3)	Represents remaining option/share authorizations under Company’s non-qualified stock option plan and restricted stock plan which will be replaced in the event shareholders approve the Company’s 2003 Equity Ownership Plan at the Annual Meeting.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation and Organization Committee of the Board of Directors (the “Committee”) is a standing committee of Second Bancorp Incorporated and subsidiary Second National Bank (together referred to in this report as the “Company”), and is composed of independent directors John A. Anderson (Committee Chairman), Cloyd J. Abruzzo, David A. Allen, Jr. and R. J. Wean, III. The Committee reviews and approves all senior executive compensation levels with a view toward attracting and retaining qualified, competent executives to lead the Company in pursuit of its business objectives and to enhance long-term shareholder value.

Executive Officer Compensation

     The Company’s executive officer compensation program comprises base salaries, cash incentive bonuses and long-term incentives in the form of stock option grants.

     Base Salary. Each executive officer’s salary level is reviewed annually based upon performance of functional responsibilities, contribution to corporate strategic goals, experience and demonstrated capabilities. Measurements of performance may be quantitative and/or qualitative depending upon the content of the job under evaluation.

     Cash Incentive Bonus. The Company paid cash bonuses to its chief executive officer and its other executive officers under a formal Performance Incentive Compensation Program (PIC) adopted by the Committee in February 2002. Incentive bonuses paid under the PIC were based primarily on objective criteria tied to Second Bancorp’s consolidated financial performance (75%) and secondarily on discretionary considerations focusing on the executive’s demonstrated capabilities, individual contribution to the Company, and experience (25%). Bonuses payable under the PIC range from 0% to 70% of the executive’s year-end base salary with a target bonus of 35%. The objective criteria used for determining bonuses under the PIC in 2002 were, on an adjusted operating basis, (i) actual return on assets and return on equity compared to budget, (ii) the rate of earnings per share growth compared to a select group of high performing peer companies, and (iii) actual efficiency ratio compared to budget. Cash incentive bonuses were paid under the PIC during February 2003 for performance in 2002 to nine individuals including the chief executive officer. Except for an update of the high performing peer group, the PIC has been re-adopted by the Committee for 2003 without change.

     Stock Option Grants. To achieve long-term enhancement of shareholder value, the Company has an incentive program under which non-qualified stock options (“NQSOs”) may be granted to employees of the Company, including executive officers. NQSOs are awarded by the Committee under Second Bancorp’s 1998 Non-Qualified Stock Option Plan approved by shareholders on May 12, 1998 as amended from time to time (the “Option Plan”). NQSOs are awarded under the Option Plan on dates and at exercise prices determined by the Committee, such price to be no less than the mean of the “bid” and “ask” prices of Second Bancorp’s common shares on the grant date. All options granted under the Option Plan to date have been awarded for ten-year terms and are not exercisable until the first anniversary of their grant.

     The Option Plan was amended during 2001 by unanimous action of the Board of Directors. The amendment (i) eliminated the 10,000 option per year limitation on awards to individual employee participants in order to give the Committee and the Board greater flexibility to better align the financial interests of executives and shareholders, and (ii) expanded the pool of potential employee participants in the Option Plan to permit the use of options to incent performance throughout the Company.

     The Option Plan was further amended by shareholder action at the Company’s April 18, 2002 Annual Meeting for the purpose of authorizing 450,000 additional shares for issuance thereunder. As of the date of this proxy statement, there are 340,000 shares available for issuance under the Option Plan.

     Options are awarded subjectively with the Committee taking into consideration the same attributes that are considered in setting salaries and determining the discretionary portion of cash incentive bonuses. During 2002, a total of 153,000 options representing a like number of Second Bancorp shares were awarded to executives under the Option Plan.

Chief Executive Officer Compensation

     Measurements employed in determining compensation paid to R. L. (Rick) Blossom, the Company’s chief executive officer, are generally similar to those applicable to other executive officers, but also include performance in attracting, developing, retaining and motivating key management members critical to the achievement of the Company’s short and long-term growth, earnings and strategic goals. Elements of the chief executive officer’s compensation thus set by the Committee are reviewed by the remaining outside members of the Board.

     The base salary paid Mr. Blossom in 2002 (as indicated in the Executive Compensation Table in this proxy statement) was a direct and indirect reflection of his contribution to the Company’s progress and performance during the year and, to a lesser extent, salaries and bonuses paid to chief executive officers of banking institutions similar to the Company in size and market area. The cash bonus paid to Mr. Blossom for 2002 was determined by calculations under the previously described PIC. Those calculations reflect (i) on-budget operating return on assets and operating return on equity 3% better than budget, (ii) a rate of operating earnings per share growth 24% greater that the median of the designated high performing peer group of financial institutions and (iii) operating efficiency ratio 1% behind budget.

     Performance Restricted Shares. Pursuant to the terms of an employment agreement between the Company and Mr. Blossom, the Company will award Mr. Blossom shares of Second Bancorp restricted stock upon the attainment of Company-wide return on asset (ROA) and earnings per share (EPS) goals. The Committee believes this incentive serves to align this key executive’s interest with the financial interests of the shareholders by focusing on improvement in indicators of financial performance which tend to have a direct impact on the market value of the Company’s stock. The terms of Mr. Blossom’s employment and related agreements are more fully discussed in the “Certain Agreements with Executive Officers” section of this proxy statement.

     Since stock option grants depend upon increases in the Company’s common stock price to have value to recipients such grants are viewed by the Committee as integral components of Mr. Blossom’s (and other key executives’) compensation arrangement. The methodology employed by the Committee in determining option awards to the Company’s chief executive officer is the same as is used in the granting of options to other executive officers.

John A. Anderson, Chairman Cloyd J. Abruzzo David A. Allen, Jr. R. J. Wean, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Cloyd J. Abruzzo, who is a director of Second National Bank and a nominee for election to the Board of Directors of Second Bancorp, serves on the Compensation and Organization Committee. No Second Bancorp executive officer or director serves on the compensation committee of another company.

COMMON STOCK PERFORMANCE GRAPH

     Supplemental to the executive compensation information presented in this Proxy Statement, the following is a five-year comparison of total return to Second Bancorp common shareholders with appropriate broad-based market indexes and an index of stock performance by a peer group of publicly traded companies. The graph compares year-end total shareholder returns, assuming dividends are reinvested, for the five-year period ending December 31, 2002 for Second Bancorp common stock with the Nasdaq Bank Stocks Index (Nasdaq Banks), and the Nasdaq Stock Market Index (Nasdaq Market). The Nasdaq Bank Stocks Index is an index of total stock return for all domestic banks traded on the Nasdaq National Market. The Nasdaq Stock Market Index is a broad-based index of total stock return for all U.S. companies traded on the Nasdaq National Market.

BOARD OF DIRECTORS AND
BOARD COMMITTEES

     During 2002, there were six meetings of the Board of Directors. Each incumbent director was present at more than 75 percent of the aggregate number of (i) board meetings and (ii) meetings of committee(s) on which the director served.

     The standing committees of the Second Bancorp Board of Directors are the Compensation & Organization Committee, the Nominating and Governance Committee, and the Audit Committee (a joint committee with the Second National Bank Board). As provided in the Second Bancorp Board Guidelines on Governance, committee membership is limited to independent directors.

     The purpose and charge of the Audit Committee is, in summary, (i) to review the scope and results of the Company’s internal audit function, (ii) to review the scope and results of the annual audit performed by the Company’s independent accountants, (iii) in conjunction with the Company’s internal auditors, independent accountants and management, to oversee and assure the adequacy and effectiveness of the Company’s accounting and financial controls, risk management, legal and ethical compliance programs, (iv) to inquire as to the independence of the independent accountants and obtain from them, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as required by the Independence Standards Board, (v) to review annual and interim financial statements with management and the independent auditors prior to their filing and/or their inclusion in reports submitted to shareholders, (vi) to engage, periodically evaluate and, where appropriate, replace the Company’s independent auditors, and (vii) to review the appointment and replacement of the senior internal audit executive. The Board of Directors has adopted a written Charter for the Audit Committee. The Audit Committee comprises independent Directors Norman C. Harbert (committee chairman), Lynnette M. Cavalier, James R. Izant and Bank Director/Second Bancorp board nominee Cloyd J. Abruzzo. The committee met five times during 2002.

     The purpose and charge of the Compensation & Organization Committee is, in summary, (i) to oversee the organizational structure of the Company and its subsidiaries, (ii) to provide oversight for the Company’s broad-based retirement benefit programs including, without limitation, the 401(k) and pension plans, (iii) to assure executive management performance and continuity by conducting annual performance reviews of the Chief Executive Officer for consideration and approval by the full Board of Directors; reviewing with the Chief Executive Officer on an annual basis the performance of each of the organization’s executive officers; and monitoring the organization’s succession planning for CEO, president and other key executive positions, (iv) to review and approve executive cash and non-cash compensation including base salary, cash incentives and employment, deferred compensation, severance, supplemental retirement and other contractual arrangements, and (v) to develop and administer the Company’s equity based compensation plans and make grants thereunder. The Compensation & Organization Committee comprises independent Directors John A. Anderson (committee chairman), David A. Allen, Jr., Raymond J. Wean, III and Bank Director/Second Bancorp board nominee Cloyd J. Abruzzo. The committee met four times during 2002.

     The purpose and charge of the Nominating and Governance Committee is, in summary, (i) to identify and recruit qualified candidates to serve as directors of Second Bancorp and its subsidiaries, (ii) to nominate, re-nominate or recommend to the Second Bancorp Board individuals to stand for election to vacant positions on the Boards of the Company and its subsidiaries, (iii) to assess, on an ongoing basis, the Board’s overall performance in support of the medium-to-long term goals and best interest of the Company and its shareholders, (iv) to maintain and periodically review/update the Board Governance Guidelines for Second Bancorp and its subsidiaries, and (v) to consult with Second Bancorp’s Chairman on board committee assignments, director compensation and other matters relating to the organization and administration of the Company’s various boards. The committee will consider director nominees who are recommended in writing by shareholders. Recommendations for director nominees for the 2004 Annual Meeting of Shareholders must be submitted to the Secretary of the Company no later than November 8, 2003. The Nominating and Governance Committee comprises independent Directors Raymond J. Wean, III (committee chairman), David A. Allen, Jr., Norman C. Harbert and John L. Pogue. The committee met twice during 2002.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Second Bancorp Incorporated (“Company”).

     The Committee obtained a written statement from the independent auditors describing all relationships between the auditors and Second Bancorp that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. During the year ended December 31, 2002, the Committee met five times.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards 61.

     The Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors for 2003.

Norman C. Harbert, Audit Committee Chairman Cloyd J. Abruzzo, Audit Committee Member Lynnette M. Cavalier, Audit Committee Member James R. Izant, Audit Committee Member

DIRECTOR COMPENSATION

     Each non-employee director of Second Bancorp received $5,000 for services as a member of the Board of Directors in 2002 and $500 for each board or committee meeting attended. Committee chairmen received an additional $2,500 annual fee for services performed. In addition, each non-employee director participates in the NQSO Plan. Under the NQSO Plan, non-employee directors are entitled to receive options to purchase 1,000 shares of Second Bancorp common stock (i) upon initial election or appointment to the Board of Directors, and (ii) on the date of each annual meeting of the Company’s shareholders provided, however, that non-employee directors are not eligible to receive more than 1,000 options under the NQSO Plan during any given calendar year. Options granted under the NQSO Plan are for ten year periods, are not exercisable until the first anniversary date of the grant and are exercisable at a price not less than the mean of the “bid” and “ask” price of the Company’s stock on the date the options are awarded. On April 18, 2002, each non-employee director received 1,000 options to purchase Company stock at $26.32 per share under the NQSO Plan.

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to Second Bancorp and Second National Bank for services performed during 2002 by the Company’s principal accounting firm, Ernst & Young LLP:

Audit Fees	$121,350
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$175,772(*	)

Total Fees	$297,122

(*)	Non-audit services principally related to tax advisory and compliance matters.

     The Audit Committee has determined that the provision of these services was compatible with maintaining the principal accountant’s independence.

PENSION PLAN

     Second Bancorp has no pension plan but its officers are participants in subsidiary Second National Bank’s plan. Second National’s plan is a defined benefit, non-contributory pension plan for all of its employees and is identified as “The Employees Retirement Plan of The Second National Bank of Warren”. Retirement benefits under the Pension Plan are based primarily upon years of service and remuneration and take into account, among other things, retirement benefits paid under the Social Security Act. Remuneration, for purposes of the Pension Plan, is the total of salaries, commissions and bonuses paid during the year to Pension Plan participants. The normal retirement date for the Pension Plan is age 65. No pension benefits were paid to the Named Officers in 2002.

     The following table sets forth the estimated annual benefits at normal retirement age pursuant to the provisions of the Pension Plan to persons in specified remuneration and years-of-service classifications:

		Estimated Annual Pension
	for Representative Years of Credit Service
	(assuming retirement January 1, 2003)

Final Average
Remuneration(1)	10	20	30	40

$100,000	$19,800	$39,600	$49,500	$49,500
125,000	25,000	50,100	62,600	62,600
150,000	30,300	60,600	75,700	75,700
175,000	34,900	69,800	87,300	87,300
200,000	34,900	69,800	87,300	87,300

(1)	Estimated annual pension does not change for final average remuneration exceeding $175,000 regardless of years of credit service.

As of December 31, 2002, officers Blossom, Kellerman, Stanitz, Filarski and Bastic had 3, 21, 10, 3 and 17 years respectively of completed credited service under the Pension Plan.

EMPLOYEES’ SAVINGS PLAN

     The officers of Second Bancorp are participants in The Employees’ Savings Plan of The Second National Bank of Warren. Any employee who has completed 90 days of service to Second National is eligible to participate in the plan commencing the following quarter. The plan provides that any eligible employee may elect a deduction from his/her salary, ranging from 1-15% of compensation per payroll period, the amount of which will be held by the plan trustee for the account of such employee. Under the plan (and subject to Internal Revenue Code limitations on individual participant’s contributions to the plan in any given year), Second National will contribute to the plan, on behalf of each participating employee, an amount equal to 75% of the lesser of (i) the participating employee’s contribution to the plan, or (ii) 6% of the participating employee’s compensation. Participation in the plan is voluntary. Amounts held by the plan trustee for a participating employee may be withdrawn by such employee upon termination of employment with Second National, upon the participant’s retirement or in the event of his or her disability. Amounts set aside for a participating employee’s benefit through salary deduction will be invested by the plan trustee at the participant’s direction in one of thirteen investment vehicles – Federated Prime Obligations Fund, Federated Total Return Bond Fund, Federated Max-Cap Index Fund, Federated Capital Appreciation Fund, Federated Stock Trust Fund, Federated Kaufmann Fund, Federated Growth Strategies Fund, Federated International Equity Fund, Federated Managed Income Portfolio, Federated Managed Conservative Portfolio, Federated Managed Moderate Growth Portfolio, Federated Managed Growth Portfolio and Second Bancorp stock. Second National’s portion of the contribution is invested solely in Second Bancorp stock.

CERTAIN AGREEMENTS WITH EXECUTIVE OFFICERS

     Chairman, President and Chief Executive Officer R. L. (Rick) Blossom and the Company are parties to an employment agreement dated December 6, 1999 and a deferred compensation agreement. The five-year employment agreement provides for an initial annual base salary of $400,000, a prorated bonus for 1999 and a guaranteed $150,000 bonus for calendar year 2000, all subject to subsequent annual review and adjustment as merited. In addition, the agreement provides for (i) a lump sum payment to Mr. Blossom in the amount of $250,000 in compensation for foregone benefits at his prior employment, (ii) ten-year options to purchase 20,000 shares of Company common stock (10,000 awarded on the date of his employment and 10,000 in 2000) at prevailing market prices on the dates of award, and (iii) an indeterminate number of performance restricted shares of stock to be granted and vest over a five year period. The number of performance restricted shares to be granted Mr. Blossom thereunder will be determined by the attainment of return on asset (ROA) and earnings per share (EPS) goals set out in the agreement. Mr. Blossom’s deferred compensation agreement provides him with an additional year of pension credit for every two years of service without regard to the limits placed on executive compensation by the Internal Revenue Code.

     Second Bancorp has also entered into management severance agreements with Named Officers Blossom, Kellerman, Stanitz, Filarski, Bastic and four other key executives. Those agreements generally provide certain benefits in the event the executive’s employment with the Company is terminated within three years after the date of any change in control of the Company or if the executive resigns within that time frame as a result of a significant reduction in job responsibilities or compensation, or significant relocation of the covered executive’s place of employment. Upon any such occurrence, the executive will be entitled to (i) continuation of salary and benefits for 2.99 years at an annual rate equal to the executive’s average gross compensation for the previous five years, and (ii) executive job search assistance. These agreements automatically terminate if the executive is discharged for cause or retires or resigns under circumstances not related to a change in control.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

     All directors and officers of Second Bancorp and the companies with which non-employee directors are associated, were customers of, and transacted banking business with, Second National Bank in the ordinary course of the Bank’s business during calendar year 2002 and to date. Loans and loan commitments included among such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated persons. Such transactions did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

     John C. Gibson retired from the Company’s Board of Directors on April 18, 2002. During 2002 the Bank leased its Champion, Ohio banking center from the Cousins Company, a family partnership which is 50% owned by Mr. Gibson, at the fair market annual rental rate of $40,158. The Bank continues to make monthly lease payments on that facility under a lease agreement expiring in 2004. Mr. Gibson also serves as Chairman of the Board of Jack Gibson Construction Company (“Gibson Construction”). During 2002, the Bank contracted with Gibson Construction for certain renovation/repair services. Fair market fees paid to Gibson Construction by the Company during 2002 for those services provided in the normal course of business totaled $31,933.

     The Bank subleases space in its main office building to various entities including the Raymond John Wean Foundation which subleased office space in 2002 at a fair market annual rental rate of $17,292. R. J. Wean, III, a Second Bancorp Director, is one of four administrators of the Foundation.

     The law firm of Harrington, Hoppe & Mitchell, Ltd., of which Second Bancorp Director John L. Pogue is a member, was paid fees for various legal services performed for the Company and the Bank in the normal course of their business during 2002 and it is anticipated that such arrangement will continue. Legal fees paid the firm for services performed in 2002 were $207,180. In addition, the firm subleased space from the Bank in its main office building during 2002 at the fair market annual rental rate of $84,276.

PROPOSAL 1

TO ELECT DIRECTORS

     The Board of Directors, as provided in the Company’s Articles of Incorporation and Regulations, has fixed the number of directors at ten (10). As further provided in the Articles of Incorporation of Second Bancorp, the Board of Directors is divided into two classes, each consisting of approximately one-half of the entire board. Directors serve staggered two-year terms so that directors of only one class are generally elected at each Annual Meeting. The Board of Directors is currently unbalanced as a result of the departure due to death or retirement of three directors from Class II within the last 14 months. As such, and in order to re-balance the Board of Directors as contemplated by the Articles, shareholders will be asked to elect two (2) directors in Class II and five (5) directors in Class I at the 2003 Annual Meeting. Each director elected to Class II will serve a one (1) year term until the 2004 Annual Meeting of Shareholders and each director elected to Class I will serve a two (2) year term until the 2005 Annual Meeting. Except as otherwise specified in the proxy, the shares represented by all properly executed and returned proxies will be voted for election of the nominees to Class I and Class II named below as directors of Second Bancorp. If, though currently unanticipated, any nominee should become unavailable to serve, proxies will be voted for the election of such person, if any, as shall be recommended by the Board of Directors.

     The names of the nominees for director of Second Bancorp in Class I and Class II, together with specific information about each of them, are as follows:

		Principal Occupation
Director Nominees		During the Past Five	Director
for Class I	Age	Years and Directorships	Since

Term expires in 2005. David A. Allen, Jr.	62	Dean, Kent State University -	1998
		Trumbull Campus. Former
		Director of Trumbull Financial
		Corporation and the Trumbull
		Savings and Loan Company.

R. L. (Rick) Blossom	55	Chairman, President and Chief	1999
		Executive Officer of Second
		Bancorp and Second
		National Bank. Former Chief
		Executive Officer and Director
		of First National Bank of
		Southwestern Ohio and Senior
		Vice President and Chief Lending
		Officer of First Financial Bancorp.
Norman C. Harbert	69	Senior Chairman and Founder	1987
		of The HAWK Corporation,
		owner of several manufacturing
		firms. Director of Second
		National Bank.
Phyllis J. Izant	40	Private Investor. Former	1998
		Development Associate for
		Leadership Gifts, Purdue
		University. Former Director
		of Trumbull Financial
		Corporation and the Trumbull
		Savings and Loan Company.
John L. Pogue	58	Member, Harrington, Hoppe &	1987
		Mitchell, Ltd. (attorneys).

		Principal Occupation
Director Nominees		During the Past Five	Director
for Class II	Age	Years and Directorships	Since

Term expires in 2004. Cloyd J. Abruzzo	52	President and Chief Executive	(1)
		Officer of Stoneridge, Inc.,
		a manufacturer of automobile
		components. Director of
		Second National Bank.
Raymond J	54	Business Consultant. Director	1987
Wean, III		of Second National Bank.

(1)	Nominee is standing for election for his initial term.

     Under Ohio law, the seven nominees receiving the greatest number of votes will be elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NAMED DIRECTOR NOMINEES TO CLASS I AND CLASS II.

The names of the three incumbent Second Bancorp Directors who currently serve in Class II for a term ending on the date of Second Bancorp’s 2004 Annual Meeting, together with specific information about each of them, are as follows.

		Principal Occupation
Incumbent Directors		During the Past Five	Director
in Class II	Age	Years and Directorships	Since

Term expires in 2004. John A. Anderson	65	Chairman and Chief Executive	1987
		Officer, The Taylor-Winfield
		Corporation, Ravenna Manufac-
		turing Company and Hubbparts, Inc.
		Director of Second National Bank.
Lynette M. Cavalier	51	Vice President of Human	2002
		Resources for FirstEnergy Service
		Company, an affiliate of FirstEnergy
		Corporation.
James R. Izant	44	Private Investor. Former	1998
		Executive Vice President'
		Secretary and director of
		Trumbull Financial Corporation
		and the Trumbull Savings and
		Loan Company.

     Directors James R. Izant and Phyllis J. Izant are brother and sister. There are no other family relationships among any of the directors, director nominees and executive officers of the Company.

PROPOSAL 2

TO ADOPT THE SECOND BANCORP INCORPORATED
2003 EQUITY OWNERSHIP PLAN

     The following is a summary of the terms of the Second Bancorp Incorporated 2003 Equity Ownership Plan (the “Equity Plan”) and is qualified in its entirety by reference to the full text of the Equity Plan, a copy of which is included with this Proxy Statement as Attachment A. The Equity Plan was adopted by Second Bancorp’s Board of Directors on February 20, 2003, subject to approval by the Company’s shareholders. The Equity Plan will become effective immediately following approval by shareholders at the Annual Meeting. Awards to be made under the Equity Plan have not yet been determined, except for annual grants of non-qualified stock options to non-employee directors.

     Purpose. The purpose of the Equity Plan is to provide the Compensation and Organization Committee (the “Committee”) and/or the full board as appropriate with greater flexibility in structuring equity compensation programs which the Committee believes are key to the Company’s ability to attract, motivate and retain highly qualified employees, executives and directors and to strengthen the mutuality of interests between such employees, executives and directors and the Company’s shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

     Effect on Existing Plans. The Company currently has two equity compensation plans, the 1997 Restricted Stock Plan (the “Restricted Stock Plan”) and 1998 Non-Qualified Stock Option Plan (the “NQSO Plan”) (together, the “Existing Plans”) described elsewhere in this proposal summary. If adopted by the Company’s shareholders at the Annual Meeting, the Equity Plan will replace both of the Existing Plans, and no additional awards will be made under either of them.

     Dilutive Impact. As a general rule, the award of restricted shares or the issuance of stock pursuant to the exercise of options can have a dilutive impact on a company’s earnings per share and return on equity. However, that dilutive impact can be, and has been in the past, managed and largely offset by Second Bancorp through stock repurchase activity. Although there can be no guarantee that such stock repurchase activity will continue in the future, the Company has, in recent years, operated under a Board approved authorization to repurchase up to 2% of its outstanding shares on an annual basis. The aggregate number of restricted shares and shares of common stock underlying options granted by the Company during any given year has historically not approached 2% of the Company’s outstanding shares of common stock.

     The Board of Directors continues to believe that the value of equity or “near-equity” as a component of compensation outweighs the potentially negative impact on earnings per share and return on equity by directly aligning the financial interests of employees, executives and directors with the interests of the Company’s shareholders.

     Common Stock Subject to the Equity Plan. The maximum number of shares of Company common stock in respect of which awards may be granted under the Equity Plan is 1,000,000. The shares to be delivered under the Equity Plan will be made available from authorized, but unissued shares of Company common stock. The Equity Plan contains customary provisions with respect to adjustments for stock splits and similar transactions and the rights of participants upon mergers and other business combinations. The Company’s common stock is traded on The Nasdaq National Market under the symbol “SECD.” The closing price of the Company’s common stock on the record date for the Annual Meeting of Shareholders (February 21, 2003) was $24.95 of options currently exercisable or exercisable within 60 days of the record date per share.

     Administration and Eligibility. The Equity Plan will be administered by the Committee which is comprised entirely of independent directors. Persons eligible for awards under the Equity Plan will consist of directors, executives and employees of the Company or a subsidiary of the Company who, in the opinion of the Committee, are in a position to contribute to the Company’s continued growth and development and to its long-term financial success.

     The Equity Plan provides for the grant to each Second Bancorp and subsidiary Second National Bank of Warren non-employee director of options to purchase 1,000 shares of Company common stock at the time the individual first becomes a director, and on the date of each Annual Meeting of the Company in subsequent years. Currently, there are 13 non-employee directors on the Boards of Directors of the Company and the Bank. Assuming the number of non-employee directors remains constant, the non-employee directors as a group will receive options to purchase a total of 13,000 shares of common stock each year pursuant to non-discretionary grants under the Equity Plan.

     Other that the non-discretionary grants to non-employee directors described above, the Equity Plan provides that the Committee will have full authority, in its discretion, to determine the employees, executives and directors to whom awards will be granted and the nature, amount, terms and conditions of such awards. Notwithstanding the foregoing, the Equity Plan provides that no more than 100,000 shares of stock or stock equivalents may be granted to any one individual during any given year.

     Amendment and Termination. Without further approval by the shareholders, the Board of Directors may at any time terminate the Equity Plan, or may amend it from time to time in such respects as the Board of Directors may deem advisable. However, the Board of Directors may not terminate or amend the Equity Plan in a manner that would adversely affect the rights of any participant without the consent of such participant. In addition, the Board of Directors may condition any amendment on the approval of the shareholders of the Company if shareholder approval is necessary or advisable under tax, securities or other applicable laws.

     Types of Awards. The Equity Plan authorizes the Committee to grant the following awards:

•	Incentive Stock Options (ISOs) – gives the recipient the right to purchase shares of Company common stock at a predetermined price, which may not be less than 100% of the fair market value of the shares on the date of the award. ISOs are afforded preferential tax treatment if they are qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Non-Qualified Stock Options (NQSOs) – also gives the recipient the right to purchase shares of Company common stock at a predetermined price, but NQSOs do not qualify for preferential tax treatment under Section 422 of the Code.

•	Stock Appreciation Rights (SARs) – contractual right to receive the amount of appreciation in value of a given number of Company shares over a stated period of time, with the appreciation being payable to the recipient in cash or shares of Company common stock having an equivalent value.

•	Restricted Shares – shares of Company common stock that are issued subject to restrictions on transferability for a period of time and/or other conditions (typically, continuation of employment). If these conditions are not satisfied, then the shares are forfeited by the recipient.

•	Deferred Issuance Performance Shares – shares of Company common stock that are earned over a stated period of time upon the attainment or fulfillment of predetermined performance goals.

•	Phantom Shares – hypothetical shares of stock that entitle the recipient to receive the value, or increase in value, of a given number of shares of Company common stock over a stated period of time, with the appreciation being payable to the recipient in cash or shares of Company common stock having an equivalent value.

•	Stock Awards – outright grants of shares of Company common stock as consideration for past performance. For example, stock awards may be granted as payment of a portion of an employee’s bonus.

     Terms and Conditions of Options. Options granted under the Equity Plan to officers and employees may be ISOs or NQSOs. Options granted under the Equity Plan to non-employee directors of the Company or a subsidiary of the Company will be NQSOs. In addition, if the fair market value of shares awarded pursuant to ISOs that are exercisable for the first time during any calendar year by a participant under the Equity Plan exceeds $100,000, the ISOs will be treated as NQSOs to the extent of such excess.

     The exercise price of each option granted under the Equity Plan will be determined by the Committee at the time the option is granted. The exercise price of an ISO, however, may not be less than 100% of the fair market value of the shares of Company common stock on the date of the grant, and if the recipient owns more than 10% of the Company’s outstanding shares of common stock, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant.

     The Committee will fix the term of each option, subject to certain requirements. An ISO will not be exercisable after the expiration of ten years from the date it is granted. If a recipient of an ISO owns more than 10% of the Company’s outstanding shares of common stock at the time the ISO is granted, the term of the ISO will not exceed five years.

     If an optionee’s employment with the Company or a subsidiary of the Company is terminated other than due to the optionee’s death or disability, all of such optionee’s outstanding ISOs will expire, terminate and become unexercisable no later than three months following the date of termination. If the optionee’s employment with the Company or a subsidiary of the Company is terminated due to the optionee’s death or disability, all of such optionee’s outstanding ISOs will expire, terminate and become unexercisable no later than one year following the date of termination.

     The Company will receive no monetary consideration for the granting of options under the Equity Plan. Upon the exercise of options, the Company will receive payment in cash or, if authorized by the Committee at the time of grant, in shares of common stock of the Company which have been held by the optionee for at least six months prior to the date of exercise. The Committee, in its discretion, also may permit an optionee to surrender shares of Restricted Stock as payment of all or a portion of the exercise price, provided that an equivalent number of shares of Company common stock received upon exercise of the option will be subject to the same restrictions on transfer and risks of forfeiture as the shares of Restricted Stock surrendered.

     Federal Income Tax Treatment of Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the difference between the fair market value of the shares at the time of exercise and the exercise price may be subject to the alternative minimum tax. Upon disposition of shares acquired from the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the optionee disposes of the shares within two years of the date of grant or within one year from the date of the issuance of the shares to the optionee (a “Disqualifying Disposition”), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

     The Company will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the optionee upon delivering previously acquired shares to the Company. Shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     Federal Income Tax Treatment of Non-Qualified Stock Options. A recipient of a NQSO does not recognize taxable income on the date of grant of the option, so long as the option does not have a readily ascertainable fair market value at the time it is granted. In general, the optionee must recognize ordinary income at the time of exercise of a Non-qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option exercise price. The ordinary income recognized will constitute compensation for which tax withholding by the Company generally will be required. The amount of ordinary income recognized by an optionee will be deductible by the Company in the year that the optionee recognizes the income if the Company complies with any applicable withholding requirement.

     If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally will recognize ordinary income only on the date that the optionee is no longer subject to Section 16(b) liability in an amount equal to the fair market value of the shares on the date the optionee is no longer subject to liability less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

     Shares acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than twelve months prior to disposition or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

     If an optionee with a NQSO pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to the Company. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

     Existing Equity Compensation Plans. The Company’s existing equity compensation plans are The 1997 Restricted Stock Plan and 1998 Non-Qualified Stock Option Plan, both as described below. If adopted by the Company’s shareholders at the Annual Meeting, the Equity Plan will replace each of these plans, and no additional awards will be made under either of them.

     Restricted Stock Plan. was adopted by unanimous action of Second Bancorp’s Board of Directors on February 6, 1997, and provides for the issuance of up to 50,000 restricted shares of Company common stock (split-adjusted from the 25,000 shares originally authorized). Awards under the Restricted Stock Plan are made from time to time at the sole discretion of the Committee and are limited by the terms of the plan to employees of Second Bancorp and its subsidiaries not participating in any other Company equity compensation plan. Shares issued under the Restricted Stock Plan may not be sold, encumbered or otherwise transferred by the recipient for a five-year period (the “Restricted Period”) beginning on the date of award. Restricted shares held by employees who resign or are terminated for cause during the Restricted Period are forfeited and returned to the Restricted Stock Plan for re-issuance. As of the date of this Proxy Statement, 22,600 authorized shares remained available for issuance under the Restricted Stock Plan.

     NQSO Plan. was adopted by requisite vote of the Company’s shareholders on May 12, 1998, and provides for the granting of non-qualified options to purchase shares of Company common stock. The NQSO Plan originally authorized up to 650,000 shares of Company common stock for issuance under the plan; however, the number of shares was subsequently increased by 450,000 pursuant to shareholder approval on April 18, 2002. Option awards to employees under the NQSO Plan are made from time to time at the sole discretion of the Committee. The NQSO Plan also provides for the non-discretionary award of options to purchase 1,000 shares of Company common stock to each non-employee director of the Company and Second National Bank upon the director’s initial appointment or election to the board and each year thereafter on the date of the Company’s Annual Meeting. Options issued under the NQSO Plan are non-qualified, may not be exercised by the recipient until the first anniversary date of the grant and automatically terminate if not exercised within ten years. Unexercised options are forfeited by the recipient upon voluntary termination of employment or termination for cause. In the event of a recipient’s death, disability or retirement, options are forfeited if not exercised within three years of the event. As of the date of this Proxy Statement, 340,000 shares of Company common stock remained available for issuance pursuant to options granted under the NQSO Plan.

     Approval of the Equity Plan requires the affirmative vote of a majority of the shares represented and voting, in person of by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE SECOND BANCORP INCORPORATED 2003 EQUITY OWNERSHIP PLAN.

PROPOSAL 3

TO RATIFY APPOINTMENT OF AUDITORS

     The Board of Directors, acting through its Audit Committee, has appointed Ernst & Young LLP as the independent certified public accountants of Second Bancorp for the year 2003. Ratification of that appointment will be acted upon at the Annual Meeting. A representative of Ernst & Young LLP will be present at the meeting and will be available to respond to appropriate questions and to make a statement, if desired.

     Ratification of the appointment of Ernst & Young LLP as Second Bancorp’s independent certified public accountants for 2003 requires the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SECOND BANCORP’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2003.

MISCELLANEOUS

     The Board of Directors of Second Bancorp is not aware of any matters which are to be presented at the forthcoming Annual Meeting of Shareholders other than those specifically enumerated herein and in the notice of the meeting.

     Whether or not you expect to be present at the Annual Shareholders Meeting, it is important that you sign and return the enclosed proxy. If you do attend the meeting, you may vote personally rather than by proxy.

     All shares represented by proxy in the form enclosed herewith will, in the absence of other instructions, be voted in favor of:

(1)	Electing David A. Allen, Jr., R. L. (Rick) Blossom, Norman C. Harbert, Phyllis J. Izant and John L. Pogue to Class I of the board of directors to serve until the 2005 Annual Meeting of Shareholders and electing Cloyd J. Abruzzo and Raymond J. Wean, III to Class II of the board of directors to serve until the 2004 Annual Meeting of Shareholders;

(2)	Adopting the Second Bancorp Incorporated 2003 Equity Ownership Plan; and

(3)	Ratifying the appointment of Ernst & Young LLP as the independent certified public accountants of Second Bancorp.

     Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote upon any such matters in accordance with the recommendations of the Board of Directors.

     The cost of solicitation of proxies shall be borne by Second Bancorp, including the cost of preparing and mailing this Proxy Statement. Such solicitation will be made primarily by mail but may also involve personal and telephonic contacts by the Board of Directors, employees and representatives of Second Bancorp and Second National Bank.

SHAREHOLDER PROPOSALS — 2004

     In order for shareholder proposals to be considered for inclusion in the Company’s Proxy Statement at the 2004 Annual Meeting of Shareholders, such proposals must be received by Second Bancorp no later than November 8, 2003. If a shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders, but does not seek inclusion of the proposal in the Company’s proxy statement, such proposal must be received by the Company no later than January 22, 2004. If the proposal is received by the Company after January 22, 2004, the proxies for the 2004 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of such matter in the Company’s proxy materials. The Company’s present intention is to conduct next year’s Annual Meeting of Shareholders on April 16, 2004.

     THE PROXIES ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR EXERCISE BY NOTICE IN WRITING DELIVERED TO THE SECRETARY OF SECOND BANCORP, BY EXECUTION AND DELIVERY TO SECOND BANCORP OF A LATER-DATED PROXY PRIOR TO THE ANNUAL MEETING, OR BY ATTENDING THE ANNUAL MEETING AND WITHDRAWING YOUR PROXY IN PERSON. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

     FINANCIAL STATEMENTS FOR THE LATEST FISCAL YEAR, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, ARE CONTAINED IN SECOND BANCORP’S 2002 ANNUAL REPORT MAILED TO SHAREHOLDERS WITH THIS NOTICE AND PROXY STATEMENT. ADDITIONAL COPIES OF SECOND BANCORP’S ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO THE CORPORATION’S SECRETARY, CHRISTOPHER STANITZ, AT THE ADDRESS SET FORTH ON THE COVER OF THIS PROXY STATEMENT.

Christopher Stanitz Secretary Second Bancorp Incorporated

ATTACHMENT A

SECOND BANCORP INCORPORATED 2003 EQUITY OWNERSHIP PLAN

     Second Bancorp Incorporated hereby establishes this Plan to be called the Second Bancorp Incorporated 2003 Equity Ownership Plan to attract and retain high quality employees and non-employee directors, to encourage certain employees and non-employee directors of the Company to acquire Common Stock of the Company, to make monetary payments to certain employees and non-employee directors based upon the value of the Common Stock, or based upon achieving certain goals on a basis mutually advantageous to such employees and non-employee directors and the Company and thus provide an incentive for continuation of the efforts of the employees and the non-employee directors for the success of the Company, for continuity of employment and directorship and to further the interests of the shareholders.

     If approved, this Plan shall replace the Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan (“1998 Plan”) and the Second Bancorp Incorporated 1997 Restricted Stock Plan (“1997 Plan”). As such, both the 1998 Plan and the 1997 Plan shall terminate. There shall be no further grants under the 1998 Plan or the 1997 Plan, and all authorized but unissued shares reserved under the 1998 Plan and the 1997 Plan shall no longer be subject to issuance. Nothing in this Plan, however, shall effect, in any way, awards previously granted pursuant to the 1998 Plan or the 1997 Plan, and the 1998 Plan and 1997 Plan shall continue to control with respect to such awards.

SECTION 1       DEFINITIONS

     1.1   Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)     “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Stock, Phantom Share, Dividend Equivalent Right, Performance Unit or Performance Share Award granted under the Plan.

          (b)     “Beneficiary” means the person or persons designated by a Participant to exercise an Award in the event of the Participant’s death while employed by the Company, or in the absence of such designation, the spouse of the Participant, or if no spouse, the executor or administrator of the Participant’s estate.

          (c)     “Board” means the Board of Directors of the Company.

          (d)     “Cause” means conduct by the Participant amounting to (i) Participant’s incompetence or substantial dereliction of duty; (ii) Participant’s conviction of a felony; (iii) action or inaction by the Participant which in the Board’s good faith determination was (I) reckless or intentional and (II) significantly detrimental to the best interest of the Company; or (iv) Participant’s habitual drunkenness, addiction to narcotics or any intentionally self-inflicting injury.

          (e)     “Change in Control” shall mean, and shall have been deemed to have occurred if and when: (i) any person or entity (other than the Company) or any number or combination thereof acting in concert (I) shall have acquired ownership of or the right to vote or direct the voting of 25% or more of the issued and outstanding capital stock of the Company, and (II) shall have voted those shares, or otherwise used its ownership interest in the Company, in a manner intended to exert control or significant influence over the operation of the Company, or (ii) the Company shall have been merged into another company or shall have otherwise consolidated with another company in such a way that the Company is not the surviving entity; or (iii) the Company shall have sold substantially all of its assets to another company or another entity or person. The date of any Change in Control shall be the same as the official date of the merger, consolidation or sale or, with respect to (i) above, the date on which an acquiror shall have first exercised control or influence over the Company.

          (f)     “Code” means the Internal Revenue Code of 1986, as amended.

          (g)     “Committee” means (i) the Compensation and Organization Committee of the Board of Directors which shall consist of non-employee directors who are “outside directors” of the Company as provided in §162(m) of the

Code and are “disinterested persons” within the meaning of Rule 16b-3 of the Exchange Act and/or (ii) the Company’s full board as appropriate. For purposes of Awards granted to non-employee directors of the Company, a Committee as designated by the Board.

          (h)     “Company” means Second Bancorp Incorporated, an Ohio corporation, or its successor corporation.

          (i)     “Disability” has the same meaning as provided in “The Employees Retirement Plan of The Second National Bank of Warren” maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee. In making its determination the Committee may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Committee may make the determination in its sole discretion and any decision of the Committee will be binding on all parties.

          (j)     “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (k)     “Dividend Equivalent Rights” means certain rights to receive cash payments as described in Plan Section 3.5.

          (l)     “Fair Market Value” means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the last transaction price per share as quoted by the National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii) or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

          (m)     “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

          (n)     “Non-Qualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

          (o)     “Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

          (p)     “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents of Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (q)     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (r)     “Participant” means an individual who receives an Award hereunder. Participant may include an employee of the Company or its Subsidiaries, prospective employees or directors, or outside directors (excluding members of any Advisory Board) of the Company.

          (s)     “Performance Unit Award” refers to a performance unit award described in Plan Section 3.6.

          (t)     “Performance Share Award” refers to a performance share award described in Plan Section 3.7.

          (u)     “Phantom Shares” refers to the rights described in Plan Section 3.8.

          (v)     “Plan” means the Second Bancorp Incorporated 2003 Equity Ownership Plan.

          (w)     “Retirement” means a Participant’s voluntary termination of employment or directorship for the stated purpose at an age not less than 55.

          (x)     “Stock” means the Company’s common stock, or any security into which Stock may be exchanged pursuant to a transaction or event described in Section 5.2.

          (y)     “Stock Agreement” means an agreement between the Company and a Participant or other documentation evidencing an Award.

          (z)     “Stock Appreciation Right” means a stock appreciation right described in Plan Section 3.3.

          (aa)    “Stock Award” means a stock award described in Plan Section 3.4.

          (ab)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (ac)    “Termination of Employment” means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause. In the event that a Participant who has been granted a Non-Qualified Stock Option or any other Award other than an Incentive Stock Option hereunder ceases to be an employee but remains a member of the Board, no Termination of Employment shall be deemed to have occurred until the Participant ceases to be a member of the Board. For Awards to non-employee directors, Termination of Employment shall be deemed to have occurred when an individual ceases to be a member of the Board of the Company or its Subsidiaries.

          (ad)    “Vested” means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.

SECTION 2       GENERAL TERMS

     2.1   Purpose of the Plan. The Plan is intended to (a) provide incentive to officers and key employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, key employees, and non-employee directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; (c) provide a means of attracting and retaining key employees and non-employee directors; and (d) to provide incentive to Participants in furtherance of shareholder interests.

     2.2   Stock Subject to the Plan. Subject to adjustment in accordance with this Section 2.2 or Section 5.2, 1,000,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved and subject to issuance under the Plan. At no time shall the Company pursuant to this Plan have outstanding Awards and shares of Stock issued with respect to Awards in excess of the Maximum Plan Shares. The Committee may adopt reasonable administrative procedures to ensure the counting and to avoid double counting, or otherwise make adjustments to the shares of Stock available under this Plan. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, surrendered, canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan. Furthermore, any shares of Stock attributable to Awards settled in cash or any shares of Stock that are surrendered to or withheld by the Company to cover the exercise price of an Award or the withholding taxes attributable to an Award shall again be available for purposes of the Plan.

     2.3   Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers and key employees of the Company or its affiliates, outside directors or prospective employees or directors to whom Awards shall be granted and the terms and provisions of Stock incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. The Committee may rely on information provided by management in determining Participants and the level and terms of any Award. The Committee shall have the authority to hire outside consultants, accountants, administrators, or legal advisors to assist in the administration of the Plan. Notwithstanding the above, with respect to non-employee directors, except for Non-Qualified Stock Options granted in lieu of cash compensation, the Committee shall have no discretion to select which non-employee directors will be granted Options under the Plan, to determine the number of Options granted, to determine the exercise price of the Option, or the timing of the Option Award.

     2.4   Eligibility and Limits. Participants in the Plan shall be selected by the Committee from among those employees (or prospective employees or directors provided the offer of employment or directorship must be accepted in order to exercise the rights under the Award) and outside directors of the Company who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s) and shall be evidenced by a separate share certificate. Subject to adjustment under Section 5.2, no Participant shall receive Awards in any calendar year that in total shall be for more than 100,000 shares of Stock.

SECTION 3       TERMS OF AWARDS

     3.1   Terms and Conditions of All Awards.

          (a)     The number of shares of Stock as to which an Award shall be granted and the type of Award as provided pursuant to the Plan shall be determined by the Committee in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan. Awards may be made more frequently than annually. Notwithstanding the above, with respect to Non-qualified Stock Option Awards to non-employee directors, other than Awards granted in lieu of cash compensation at the discretion of the Committee, such Awards shall be granted as follows: (i) 1,000 options to an individual on the date they first become a non-employee director of the Company or its subsidiaries on or after the effective date of this Plan, and (ii) 1,000 options to each non-employee director of the Board of the Company, Second National Bank, or any other subsidiaries as determined by the Committee from time to time, who has previously received an Award pursuant to (i) above, on the date of the annual meeting of the Company. Notwithstanding the above, no non-employee director shall receive in the aggregate more than 1,000 options in any one calendar year for services as a non-employee director. If Non-Qualified Stock Options are granted in lieu of cash compensation to a non-employee director, the value of the Options shall be determined using the Black-Scholes method of valuing options or such other appropriate option valuation model.

          (b)     Each Award shall be evidenced by a Stock Agreement in such form as the Committee may determine is appropriate, subject to the provisions of the Plan.

          (c)     The date an Award is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award. The date of a Non-Qualified Stock Option Award to a non-employee director shall be determined as in 3.1(a) above.

          (d)     The Committee may provide in any Stock Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. The vesting schedule may be based on the passage of time as an employee or outside director or, except as provided in Section 5.6, the satisfaction of Company performance criteria as shall be determined at the sole discretion of the Committee. Notwithstanding the above, Awards shall become 100% vested on the date of a Change in Control.

          (e)     Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant. Notwithstanding the above, the Committee shall have the sole discretion in the Stock Agreement to permit the transfer of a Non-qualified Stock Option Award in whole or in part to: (i) a spouse or lineal descendant (hereinafter: “Family Member”), (ii) to a trust for the exclusive benefit of a Family Member, or (iii) to a partnership, limited liability company, or other entity in which all of the beneficial owners are Family Members, or entities wholly owned by Family Members.

     3.2   Terms and Conditions of Options. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option, or may elect at the sole discretion of the Committee to hold the shares in escrow until the holding period requirements for Incentive Stock Options have been met under the Code. Further, the Participant who has exercised an Incentive Stock Option shall notify the Company in writing of the sale of any Stock acquired upon exercise of such Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

          (a)     Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of the Stock purchasable under any Option shall be as set forth in the applicable Stock Agreement. The exercise price of a Non-Qualified Stock Option may be less than 100% of the Fair Market Value of the Stock on the date of grant. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)     Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Committee may specify a shorter term and state such term in the Stock Agreement. Non-Qualified Stock Options shall not be exercisable after the expiration of ten (10) years after the date the Option is granted.

          (c)     Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Agreement provides, (i) by delivery or constructive delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (ii) by tendering a combination of cash and Stock that satisfies the requirements of clause (i), above. The Committee, at its sole discretion, may also permit a Participant to tender Restricted Stock for the payment of the exercise price of an Option, provided, however, that an equivalent number of shares of Stock received upon exercise of the Option as were surrendered shall be subject to the same restrictions on transfer and risks of forfeiture as the shares of Stock utilized to exercise the Option. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. Any Stock Agreement may also provide for deferred payment of the Exercise Price from the proceeds of a broker-assisted sale of the stock upon exercise. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)     Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Agreement to the contrary. The Stock Agreement may provide at the sole discretion of the Committee for immediate exercise of the

Option Award even though the Award is not yet vested, in which case restricted stock shall be transferred to the Participant and shall be subject to the same vesting schedule as provided in the Stock Agreement for the Option.

          (e)     Termination of Incentive Stock Option. With respect to an Incentive Stock Option, unless a shorter period is provided in the Stock Agreement, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)     Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.

     3.3   Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

          (a)     Payment. Upon payment or exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

          (b)     Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement not to exceed ten (10) years from the date of grant; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4   Terms and Conditions of Stock Awards. The numbers of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. The Award of stock shall constitute an immediate transfer of the ownership of the stock to the Participant. Participants who have been granted Stock Awards shall have full voting and dividend rights. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5   Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right for an Award granted pursuant to this Plan shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a)     Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

          (b)     Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Dividend Equivalent Right; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6   Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award, which shall not exceed 200% of the Fair Market Value of the base number of units awarded, and the period over which Company performance shall be measured which shall not be less than two (2) years. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a)     Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

          (b)     Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Performance Unit Award; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

          (c)     Change in Control. In the event of a Change in Control, Performance Unit Awards shall immediately vest and be paid out within 30 days following the Change in Control assuming “target performance” or similar term for the pro-rata performance period of the Award, determined as of the Change in Control.

     3.7   Terms and Conditions of Performance Share Awards. A Performance Share Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of shares of Stock granted by the Committee. At the time of the grant, the Committee must determine the base number of shares of Stock granted, the performance factors applicable to the determination of the ultimate payment value of the Performance Share Award, which shall not exceed 200% of the Fair Market Value of the base number of shares and the period over which Company performance shall be measured, which shall not be less than two (2) years.

          (a)     Payment. Payment in respect of Performance Share Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

          (b)     Conditions to Payment. Each Performance Share Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Performance Share Award; provided, however, that subsequent to the grant of a Performance Share Award, the Committee, at any time before complete termination of such Performance Share Award, may accelerate the time or times at which such Performance Share Award may be paid in whole or in part.

          (c)     Change in Control. In the event of a Change in Control, Performance Share Awards shall immediately vest and shall be paid out within 30 days following the Change in Control assuming “target performance” or similar term for the pro-rata performance period of the Award, determined as of the Change in Control.

     3.8   Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee shall determine the factors that will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

          (a)     Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

          (b)     Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Phantom Share Agreement; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

          (c)     Change in Control. In the event of a Change in Control, Phantom Shares shall immediately vest and shall be paid to the Participant within 30 days of the Change in Control.

     3.9   Treatment of Awards Upon Termination of Employment. Except as otherwise provided in the Plan, including Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine. The portion of any Award exercisable in the event the Award continues to be effective without regard to such Termination of Employment, or the amount of any payment due under a continued Award, may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the Award.

SECTION 4       RESTRICTIONS ON STOCK

     4.1   Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each Stock Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Stock Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Stock Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Stock Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the Stock Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term or the satisfaction of performance criteria as specified in the Stock Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

     4.2   Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Stock Agreement, in the event that the Participant violates a non-competition agreement as set forth in the Stock Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

     4.3   Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Stock Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the Stock Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Stock Agreement, and the shares so transferred shall continue to be bound by the Plan and the Stock Agreement.

SECTION 5      GENERAL PROVISIONS

     5.1     Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash or in shares of Stock previously held for at least six (6) months, or, if the Stock Agreement provides, a Participant may also elect to have the number of shares of Stock to be received reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy the minimum required federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a “Withholding Election”). Shares of stock may not be withheld in excess of the required minimum applicable withholding amount. A Participant may make a Withholding Election only if both of the following conditions are met:

          (a)     The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b)     Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion approve and give no effect to the Withholding Election.

     5.2     Changes in Capitalization; Merger; Liquidation.

          (a)     The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Performance Share Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit and Performance Share Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Performance Share Award, Stock Award, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of or type of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b)     In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award.

          (c)     The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3     Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent. In addition, with respect to any Covered Employee as defined in Section 5.6 below, all Awards are intended to comply with Code Section162(m) and shall be construed in such manner as to effectuate that intent.

     5.4     Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant’s employment at any time.

     5.5     Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.6     Compliance with Code Section 162(m). Notwithstanding any other provisions of this Plan or any Stock Agreement, with respect to any Covered Employee, as that term is defined in Code Section 162(m), Awards made pursuant to this Plan shall satisfy all of the requirements of Code Section 162(m) and the regulations thereunder. They shall include, but are not limited to, the following: (1) The exercise price of any Option shall not be less than 100% of the Fair Market Value on the date of grant; (2) If any Award shall be subject to performance criteria such as the growth in company wide or individual, division, or subsidiary level performance measures, then the performance measures that may be used shall include revenues, earnings from operations, net income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, cash flow, profit margin, earnings per share, return on equity, return on capital, economic value added, return on assets, return on investment, operating or contribution margin, or stock price. Such performance measure shall be determined at the beginning of the performance period and shall otherwise be determined and certified in accordance with Code Section 162(m) and the regulations thereunder; (3) No adjustments shall be made to any performance based Stock Awards, Performance Unit or Share Awards, or Phantom Share Awards to a Covered Employee that would increase the value of the Award; (4) the maximum value of any Stock Award, Performance Share Award, Performance Unit Award, or Phantom Share Award granted in any one calendar year shall not exceed $2,000,000; and (5) Awards to Covered Employees subject to Code Section 162(m) shall not be subject to accelerated vesting except as determined at the sole discretion of the Committee or the terms of the Stock Agreement in the event of a Change in Control of Company.

     5.7     Deferral of Awards. Pursuant to the terms of the Stock Agreement or at its sole discretion, the Committee may permit a Participant to defer the issuance of Stock or the settlement of Awards in cash under the Plan pursuant to any rules or procedures established by Committee. This provision is intended to include but is not limited to the deferral pursuant to a Company provided non-qualified deferred compensation plan of Option gain upon the exercise of a Non-Qualified Stock Option, and the deferral of Performance Shares or Phantom Stock Awards prior to vesting and payment.

     5.8     Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant and Section 3.1(e) above, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.9     Termination and Amendment of the Plan and Stock Agreements. The Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award. The Company may also terminate, cancel or amend any existing Stock Agreement with the consent of the Participant. However, any amendment to an existing Option Award that would be either a direct or indirect repricing of any Option Award resulting in variable accounting for financial statement purposes shall require shareholder approval. Notwithstanding the above, the Plan shall terminate on the tenth (10th)

anniversary of the date of stockholder approval; provided however, that Awards that have previously been granted shall remain in full effect under the terms of the Award as provided in the Stock Agreement.

     5.10    Unfunded Plan. This Plan constitutes an unsecured promise to pay the benefits provided in the Awards. Therefore, no Participant or any other person shall acquire any right to any assets of the Company or any affiliate, including any funds the Company may, at its sole discretion, set aside to informally fund its obligations under this Plan. The Participant shall be an unsecured general creditor of the Company, and nothing in this Plan or the Stock Agreement shall constitute a guarantee to any specific Company assets or funds.

     5.11    Severability. If any provision of this Plan is determined to be invalid, illegal or unenforceable in any jurisdiction, then such provision shall be limited in scope to conform or shall not be applicable in such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

     5.12    Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. No Award shall be granted prior to stockholder approval.

     5.13    Choice of Law. The laws of the State of Ohio shall govern the Plan, to the extent not preempted by federal law.

     5.14    Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the stockholders of the Company, and shall be binding on the Company and its successors until otherwise terminated in accordance with Section 5.9 above.

Second Bancorp Incorporated Annual Meeting of Shareholders

* Room 117 of the Technology Building, Kent State University — Trumbull Campus, 4314 Mahoning Avenue, Warren, Ohio.

SECOND BANCORP INCORPORATED
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 17, 2003

     The undersigned hereby appoints Alan G. Brant, Lewis P. Baughman, and R. J. Wean, Jr. and each of them, with power of substitution, proxies to represent the undersigned to vote all common shares of Second Bancorp Incorporated, owned by the undersigned at the Annual Meeting of Shareholders to be held in Room 117 of the Technology Building, Kent State University — Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio on Thursday, April 17, 2003, at 2:00 p.m. and any adjournment thereof, as marked on the reverse side hereof.

     The proxies are also authorized to vote upon such other business as may properly come before the meeting.

     None of the above named proxy holders are officers or employees of Second Bancorp Incorporated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS AUTHORITY TO VOTE “FOR” THE PROPOSITIONS LISTED ON THIS PROXY CARD UNLESS OTHERWISE INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS AND “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

1.	To elect directors in Class II	Vote	Withhold
	to serve one-year terms	For All	Vote For All

Nominees: C. J. Abruzzo,
R. J. Wean, III

	To elect directors in Class I	Vote	Withhold
	to serve two-year terms	For All	Vote For All

Nominees: D. A. Allen, Jr.,
R. L. Blossom, N. C. Harbert,
P. J. Izant and J. L. Pogue

A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
BY LINING THROUGH THE NOMINEE’S NAME.

2.	To adopt the Second Bancorp	For	Against	Abstain
Incorporated 2003 Equity
Ownership Plan

3.	To ratify the appointment of	For	Against	Abstain
Ernst & Young LLP as the
independent certified public
accountants of Second Bancorp
Incorporated for 2003.

     The undersigned hereby ratifies and confirms all that said proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of Notice of Annual Shareholders Meeting and the Proxy Statement accompanying the notice.

     Please sign exactly as name appears above. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign corporate or partnership name by authorized officer.

     Date Signed      , 2003

Signature of Shareholder(s)